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                                                                  EXHIBIT 10.33

                           SUBORDINATION AGREEMENT
                             (Debt and Security)

      THIS SUBORDINATION AGREEMENT, dated as of April 3, 1998, by and between U.S. BANCORP REPUBLIC COMMERCIAL FINANCE, INC. f.k.a. REPUBLIC ACCEPTANCE CORPORATION, a Minnesota corporation (the "Senior Lender"), AMERICAN PACIFIC FINANCIAL CORPORATION, a California corporation ("APFC"), LAWRENCE R. POLHILL ("Polhill"), SALERNO FOODS, L.L.C., a Delaware limited liability company ("Salerno", and together with APFC and Polhill hereinafter sometimes collectively referred to as the "Subordinated Lenders"), and THE DELICIOUS FROOKIE COMPANY, INC., a Delaware corporation (the "Company").

      A. The Company and the Senior Lender have entered into a Financing Agreement dated as of November 26, 1996 (as the same may hereafter be amended, supplemented, extended, restated or otherwise modified from time to time, the "Credit Agreement") pursuant to which Senior Lender has provided credit facilities on a demand discretionary basis to the Company of up to $7,000,000.

      B. The Senior Debt is secured by a Security Agreement, pursuant to which the Company granted to the Senior Lender a security interest in and to all personal property of the Company, including all Accounts, Inventory, Equipment, General Intangibles, Trademarks and proceeds thereof ("Collateral").

      C. Concurrently herewith the Subordinated Lenders are extending credit (collectively, the "Subordinated Debt") to the Company pursuant to the terms of the Promissory Notes in favor of Salerno and APFC attached hereto as EXHIBITS A and B, respectively (the indebtedness to Salerno is in the principal amount of $1,500,000 and is hereinafter referred to as the "Salerno Debt" and the indebtedness to APFC is in the principal amount of $3,000,000 and is hereinafter referred to as the "APFC Debt"). The Subordinated Debt has been incurred in the acquisition of all assets of Salerno by the Company.

      D. The Subordinated Debt is secured by various security interests in and to certain personal property of the Company including the Collateral.

      E. Concurrently herewith, APFC and Polhill, jointly and severally, are assuming the obligations of the Company under the Salerno Note in accordance with the provisions of that certain Assignment and Assumption Agreement of even date herewith (the "Assignment and Assumption Agreement", a copy of which is attached hereto as EXHIBIT C). Such assumption by APFC and Polhill does not act to release or otherwise discharge the Company from its obligations under the Salerno Note. Salerno consents to such assumption as set forth in such Assignment and Assumption Agreement.

      F. It is a condition precedent to the obligations of the Senior Lender to continue to extend credit accommodations to the Company pursuant to the Credit Agreement and to permit


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funding of the Purchase by the Company of all of the assets of Salerno that the
Subordinated Lenders and the Company execute and deliver this Subordination Agreement.

      G. The Subordinated Lenders and the Company each find it advantageous, desirable and in their respective best interests to comply with the requirement that each execute and deliver this Subordination Agreement to facilitate the sale and purchase of Salerno by the Company.

      NOW THEREFORE, in consideration of the premises and the mutual promises contained herein, the Senior Lender, Subordinated Lenders and the Company agree as follows:

      1. Subordination of Debt.

            (a) The Subordinated Lenders and the Company covenant and agree that the obligations of the Company with respect to any payment of principal, interest or other amounts payable with respect to the Subordinated Debt are and shall be subordinate, to the extent and in the manner hereinafter set forth, for right of payment and subject to the prior payment or provision for payment in full of all principal, interest or other amounts payable with respect to the Senior Debt, and all amendments, renewals, extensions and refundings of the Senior Debt; provided however that as long as none of the events described in Sections 1(b) or 1(c) below have occurred, the Subordinated Lenders shall be entitled to receive and retain all regularly scheduled payments of principal of and interest on the Subordinated Debt including payment in accordance with the terms of their respective Notes but subject to the first priority lien security interest of the Senior Lender (but the Subordinated Lenders shall not accept, nor shall the Company make, any prepayment on the Subordinated Debt, nor amend the payment schedule under the Subordinated Debt, without the prior written consent of the Senior Lender). For purposes of the foregoing, the parties hereto acknowledge that the Salerno Debt portion of the Subordinated Debt matures on the earlier to occur of (i) 120 days following the date hereof, or (ii) consummation of an initial public offering of shares of the Company's common stock, $.01 par value per share or other recapitalization (whether through one transaction or a series of transactions) of the Company (whether through a private placement or otherwise) from which the Company receives (whether from such one transaction or on a cumulative basis from such series of transactions) gross proceeds of at least $7,000,000 (the "Recapitalization"), or (iii) a sale or other transfer of all or substantially all of the assets or equity interests in the Company (a "Sale").

            (b) Upon the maturity of the Senior Debt by demand for payment of the Senior Debt, termination of the Credit Agreement or otherwise (including without limitation upon any assignment, transfer or sale of all or substantially all of the Company's business), all principal thereof and interest due thereon shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holder of the Senior Debt, before any payment is made on account of the principal of or interest on the Subordinated Debt.

            (c) Whether or not Senior Debt is due, upon receipt by the Subordinated Lenders and the Company of written notice from Senior Lender that no payment may be made by the


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Company to the Subordinated Lenders, the Subordinated Lenders shall not accept, and the Company shall not make, any payment of principal or interest of Subordinated Debt. The determination to so notify the Company and the Subordinated Lenders shall be in Senior Lender's sole and absolute discretion. Notwithstanding the foregoing provisions of this subparagraph (c) or any other provisions of this Agreement to the contrary, but subject in all respects to the proviso in the first grammatical sentence of subparagraph (a) above entitling the Subordinated Lenders to receive and retain all regularly scheduled payments under the Subordinated Debt as long as the events described in (b) above or this subparagraph (c) have not occurred, on the earlier of (i) receipt by the Company of at least $7,000,000 by reason of the Recapitalization, or (ii) a Sale, or
(iii) December 1, 1998, Salerno may receive payout on the Salerno Debt without the need to obtain any prior consent of Senior Lender, and any notice under this subparagraph (c) theretofore given to Salerno by Senior Lender shall be deemed automatically rescinded, terminated and of no further force and effect.

            (d) In the event that, contrary to the provisions of Sections 1(b) or 1(c) hereof, any payment or distribution of assets of the Company of any character, whether in cash, securities or other property, is received by the Subordinated Lenders before the Senior Debt is paid in full, such payment or distribution will be held in trust for the benefit of, and will be paid over or delivered to, the holder of the Senior Debt (or its duly authorized representative) until the Senior Debt has been paid in full, after giving effect to the concurrent payment or distribution (or provision therefor) to the holder of the Senior Debt. Under no circumstances, however, shall the Subordinated Lenders be obligated to turn over any scheduled interest or principal payment on the Subordinated Debt that is received by the Subordinated Lenders pursuant to
Section 1(a) and prior to the occurrence of the earliest event specified in Sections 1(b) or 1(c).

            (e) Subject to the payment in full of the Senior Debt and only to the extent of payments received by the Subordinated Lenders in violation of this Agreement, the Subordinated Lenders shall be subrogated to the rights of the holder of the Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Debt until all amounts owing on the Subordinated Debt shall be paid in full, and, as between the Company, its creditors other than the holder of the Senior Debt, and the Subordinated Lenders, it being understood that the provisions of this Section 1 are intended solely for the purpose of defining the relative rights of the Subordinated Lenders, on the one hand, and the holder of the Senior Debt, on the other hand.

            (f) Subject to applicable law, no right of any present or future holder of the Senior Debt to enforce subordination as provided in this Section 1 will at any time in any way be prejudiced or impaired by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Subordination Agreement, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

      2. Subordination of Security Interest.

            (a) The Company and the Subordinated Lenders hereby agree that, regardless of


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any priority otherwise available to the Subordinated Lenders by law or by agreement, any security interest which the Subordinated Lenders may now hold or may now or at any time hereafter acquire in any or all of the assets of the Company, together with all proceeds thereof, is, shall be and shall remain fully subordinate for all purposes to the security interest of the Senior Lender in the Collateral. With respect to the Salerno Debt and the APFC Debt, Salerno and APFC hereby agree that, regardless of any priority otherwise available to Salerno by law or by agreement, any security interest which Salerno may now hold or may now or at any time hereafter acquire in any or all of the assets of the Company, together with all proceeds thereof, is, shall be and shall remain fully subordinate for all purposes to the security interest of APFC in the Collateral.

            (b) The Subordinated Lenders will not exercise any collection rights with respect to the Collateral, will not take possession of, sell or dispose of, or otherwise deal with, the Collateral, and will not exercise or enforce any right or remedy which may be available to the Subordinated Lenders with respect to the Collateral until December 1, 1998 without the prior written consent of the Senior Lender, it being acknowledged and agreed, however, that (i) the foregoing shall not be construed (whether by implication or otherwise) as any modification of the Salerno Note or any provision thereof, including, without limitation, the maturity date of the Salerno Note, (ii) the foregoing shall not be construed (whether by implication or otherwise) as a release or wavier of any of the obligations, agreements and covenants of the Company, APFC or Polhill under the Salerno Note and/or the Assignment or Assumption Agreement, (iii) the foregoing shall not be construed (whether by implication or otherwise) as any limitation on the rights of Salerno as against Polhill and/or APFC under the Assignment and Assumption Agreement, or otherwise, by reason of the failure of the Company to pay the Salerno Note on its respective maturity date, and (iv) from and after December 1, 1998 no consent of the Senior Lender shall be required for Salerno to exercise any of its rights or remedies under the Salerno Note (and all documents and instruments otherwise evidencing or securing the Salerno Debt) and the Collateral.

            (c) The Senior Lender may exercise collection rights, may take possession of, sell or dispose of, and otherwise deal with, the Collateral, and may exercise and enforce any right or remedy available prior to or after the occurrence of an event described in Sections 1(b) or 1(c). The Senior Lender agrees to give notice of any such action to the Company and Subordinated Lenders which shall be deemed given upon the sending of such notice by telegraph, telecopy or hand delivery to the undersigned at the address indicated on the signature page hereof. The Senior Lender may apply the proceeds of the Collateral to any indebtedness secured by the Senior Lender's above-described security interest, in any order of application.

            (d) In the event that the Company determines to sell Collateral and the Senior Lender consents thereto, the Subordinated Lenders shall execute and deliver unconditional releases of its security interests in the Collateral to be sold if requested by the Company provided that the Subordinated Lenders receive a security interest in and to substituted collateral reasonably acceptable to the Subordinated Lenders.

            (e) Neither the Subordinated Lenders nor the Senior Lender (i) makes any


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representation or warranty concerning the Collateral or the validity, perfection or (except as to the relative priority among the Senior Lender and Subordinated Lenders) priority of any security interest therein, or (ii) shall have any duty to preserve, protect, care for, insure, take possession of, collect, dispose of or otherwise realize upon any of the Collateral.

      3. Bankruptcy Issues.

            (a) In the event of any insolvency, bankruptcy or similar proceeding relating to the Company or its property, any voluntary liquidation, dissolution or other winding up of the Company, or any assignment for the benefit of its creditors or any other marshalling of its assets, the Senior Debt shall first be paid in full before any payment or distribution is made on account of the Subordinated Debt, and to that end the holder of the Senior Debt shall be entitled to receive for application and payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceeding in respect of the Subordinated Debt, including any such payment or distribution which may be payable or deliverable by virtue of the provisions of any indebtedness which is subordinate and junior in right of payment to the Subordinated Debt. In order to enable the Senior Lender to enforce the foregoing rights in any bankruptcy, insolvency or similar action or proceedings, the Senior Lender is hereby irrevocably authorized and empowered in its discretion to make present for and on behalf of the Subordinated Debt as the Senior Lender may deem expedient and proper, and to vote such claims in any such proceedings and to receive and collect any and all dividends or payments or disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of the Senior Debt. The Subordinated Lenders agrees to and does hereby assign all such claims to the Senior Lender, and the Subordinated Lenders further agrees to execute such instruments as may be required by the Senior Lender to enable the Senior Lender to enforce any and all such claims and collect any and all dividends or other payments or disbursements which may be made on account of the Subordinated Debt.

            (b) If Company becomes the subject of proceedings under the Bankruptcy Code and if the Senior Lender desires to permit the use of cash collateral or to provide financing to Company under either Section 363 or
Section 364 of Title 11 of the United States Code (the "Bankruptcy Code") the Subordinated Lenders agrees that adequate notice of such financing to the Subordinated Lenders shall have been provided if the undersigned receives notice two (2) Business Days prior to the entry of any order approving such cash collateral usage or financing. Notice of a proposed financing or use of cash collateral shall be deemed given upon the sending of such notice by telegraph, telecopy or hand delivery to the undersigned at the address indicated on the signature page hereof. All allocations of payments between the Senior Lender and the Subordinated Lenders shall continue to be made after the filing of a petition under the Bankruptcy Code on the same basis that the payments were to be allocated prior to the date of such filing. The Subordinated Lenders agrees not to assert any right it may have to "adequate protection" of its interest in any security for the Subordinated Debt in any bankruptcy proceeding, or to seek to have its claims in such bankruptcy proceeding treated as "secured claims" under Section 506(a) of the Bankruptcy Code, without the prior written consent of the Senior Lender. To the extent that the Senior Lender receives payments on, or proceeds of any collateral for, the Senior Debt which are subsequently avoided,


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invalidated, declared to be fraudulent or preferential, set aside and/or required to be prepaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Senior Debt, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the Senior Lender.

      4. Instrument Legend. Any agreement or instrument evidencing the Subordinated Debt and/or the security interest held by the Subordinated Lenders, or any portion thereof, which has been or is hereafter executed by the Company will, on the date hereof or the date of execution, be inscribed with a legend conspicuously indicating that payment thereof or the security interest held by the Subordinated Lenders, as the case may be, is subordinated to the claims or the security interests of the Senior Lender pursuant to the terms of this Agreement. A copy of any such agreement or instrument will be delivered to the Senior Lender within five (5) Business Days after the date hereof or the date of its execution, and the original thereof will be immediately delivered to the Senior Lender upon request therefor by the Senior Lender after the occurrence of an Event of Default.

      5. Transfer of the Subordinated Debt. Each of the Subordinated Lenders warrants and represents that it has not previously assigned any interest in the Subordinated Debt and that no other party owns an interest in the Subordinated Debt. The Subordinated Lenders further covenants and agrees that it will not assign or transfer the Subordinated Debt or its security interest in the Collateral to any other person without the prior written consent of the Senior Lender. Such consent will be conditioned upon satisfactory proof that any purchaser or transferee of, or successor to, the Subordinated Debt or any security interest of the Subordinated lenders in any or all of the Collateral has been given detailed written notice of the subordination accomplished hereby, prior to the time of purchase, transfer or succession, and agrees to be bound by the same on terms satisfactory to the Senior Lender. Notwithstanding the foregoing, Senior Lender hereby consents to the assignment among and between the members of Salerno of their respective rights to receive payment under the Salerno Note, and no consent of the Senior Lender shall be required in connection therewith.

      6. Rights Unimpaired. Nothing contained in this Agreement is intended to or shall impair, as between the Company, its creditors other than the holder of the Senior Debt, and the Subordinated Lenders, the obligation of the Company, which is absolute and unconditional, to pay to the Subordinated Lenders the principal of and interest on the Subordinated Debt as and when the same shall become due and payable in accordance with its terms, or affect the relative rights of the Subordinated Lenders and creditors of the Company other than the holder of the Senior Debt, nor shall anything herein prevent the Subordinated Lenders from exercising all remedies otherwise permitted by applicable law upon default under the Subordinated Debt (other than the right to foreclose on the Collateral), subject to the rights, if any, under this Agreement of the holder of the Senior Debt in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

      7. Termination of Agreement. Upon irrevocable payment in full of the Senior Debt, this


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Agreement shall terminate, provided that if any payment received by the Senior
Lender and applied to the Senior Debt is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Company or any other obligor), the Senior Debt to which such payment was applied shall for the purposes of this Agreement be deemed to have continued in existence, notwithstanding such application, and this Agreement shall be enforceable as to such Senior Debt as fully as if such application had never been made. References in this Agreement to amounts "irrevocably paid" or to "irrevocable payment" refer to payments that cannot be set aside, recovered, rescinded or required to be returned for any reason.

      8. Information Concerning Financial Condition of Company. The Subordinated Lenders warrants and agrees that it is the responsibility of the Subordinated Lenders to keep informed of the financial condition of the Company, any and all endorsers and any and all guarantors of the Subordinated Debt and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt and/or the Subordinated Debt that diligent inquiry would reveal. The Subordinated Lenders hereby agrees that the Senior Lender shall have no duty to advise the Subordinated Lenders of information known to the Senior Lender regarding such condition or any such circumstances, it being acknowledged and agreed, however, by the Company that the Company, concurrent with delivery of same to Senior Lender, shall deliver or cause to be delivered to the Subordinated Lenders a copy of all financial and operating information sent by the Company to the Senior Lender and the Company shall deliver to Subordinated Lenders a copy of all notices sent to or received from the Senior Lender. In the event the Senior Lender, in its sole discretion, undertakes at any time or from time to time, to provide any such information to the Subordinated Lenders, the Senior Lender shall be under no obligation to (i) to provide any such information to the undersigned on any subsequent occasion, (ii) to undertake any investigation not a part of its regular business routine, or (iii) to disclose any information which, pursuant to its usual practices, the Senior Lender wishes to maintain confidential. The undersigned hereby agrees that all payments received by the Senior Lender may be applied, reversed, and reapplied, in whole or in part, to any of the Senior Debt, as the Senior Lender, in its sole discretion, deems appropriate and assents to any extension or postponement of the time of payment of the Senior Debt or to any other indulgence with respect thereto, to any substitution, exchange or release of collateral which may at any time secure the Senior Debt and to the addition or release of any Person primarily or secondarily liable therefor.

      9. Waiver of Jury Trial; Jurisdiction. (a) THE SUBORDINATED LENDERS BY THE EXECUTION AND DELIVERY THEREOF, AND THE SENIOR LENDER BY ITS ACCEPTANCE HEREOF, HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY CREDIT RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT NOT BEFORE A JURY.


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            (b) THE SUBORDINATED LENDERS HEREBY IRREVOCABLY SUBMITS TO THE
JURISDICTION OF ANY MINNESOTA STATE OR FEDERAL COURT SITTING IN HENNEPIN OR RAMSEY COUNTY, MINNESOTA OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. THE SUBORDINATED LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THE SUBORDINATED LENDERS MAY EFFECTIVELY DO SO, THE DEFENSE OF ANY INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

      10. Miscellaneous. This Agreement is made under the laws of the State of Minnesota. It cannot be waived or changed, except in writing signed by the party to be bound thereby. The headings of the sections of this Agreement have bee inserted for convenience of reference only and do not constitute a part of this Agreement. All notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered, or mailed first class postage prepaid, registered or certified mail, to the parties at the address appearing under their signatures, or such other address as any party may specify by written notice to the other parties. All such notices and other communications for all purposes of this Agreement shall be treated as being effective or having been given if delivered upon receipt or, if sent by mail as provided above, upon the earlier of receipt of the fifth (5th) day following the date of deposit in the United Sates Mail.

      IN WITNESS WHEREOF, the Company, the Subordinated Lenders and the Senior Lender have caused this Agreement to be signed on the date first dated above.


                                    THE DELICIOUS FROOKIE COMPANY, INC.

                                    By: /s/ Jeffry Weiner
                                        --------------------------------------
                                     Its  CFO

                                    Address:  Suite 128
                                    2720 River Road
                                    DesPlaines, Illinois  60018


                                    AMERICAN PACIFIC FINANCIAL
                                    CORPORATION, a California Corporation

                                    By:_______________________________________

                                     Its______________________________________

                                    Address:  225 W. Hospitality Lane, Suite 201

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                                              San Bernadino, California 92408

                   [Signatures Continued on Following Page]


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            (b) THE SUBORDINATED LENDERS HEREBY IRREVOCABLY SUBMITS TO THE
JURISDICTION OF ANY MINNESOTA STATE OR FEDERAL COURT SITTING IN HENNEPIN OR RAMSEY COUNTY, MINNESOTA OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. THE SUBORDINATED LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THE SUBORDINATED LENDERS MAY EFFECTIVELY DO SO, THE DEFENSE OF ANY INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

      10. Miscellaneous. This Agreement is made under the laws of the State of Minnesota. It cannot be waived or changed, except in writing signed by the party to be bound thereby. The headings of the sections of this Agreement have bee inserted for convenience of reference only and do not constitute a part of this Agreement. All notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered, or mailed first class postage prepaid, registered or certified mail, to the parties at the address appearing under their signatures, or such other address as any party may specify by written notice to the other parties. All such notices and other communications for all purposes of this Agreement shall be treated as being effective or having been given if delivered upon receipt or, if sent by mail as provided above, upon the earlier of receipt of the fifth (5th) day following the date of deposit in the United Sates Mail.

      IN WITNESS WHEREOF, the Company, the Subordinated Lenders and the Senior Lender have caused this Agreement to be signed on the date first dated above.


                                    THE DELICIOUS FROOKIE COMPANY, INC.

                                    By:_______________________________________

                                     Its______________________________________

                                    Address:  Suite 128
                                    2720 River Road
                                    DesPlaines, Illinois  60018


                                    AMERICAN PACIFIC FINANCIAL
                                    CORPORATION, a California Corporation

                                    By: /s/ Robert D. Long
                                        --------------------------------------

                                     Its Vice President

                                    Address:  225 W. Hospitality Lane, Suite 201
                                              San Bernadino, California 92408

                   [Signatures Continued on Following Page]


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                                    LARRY POLHILL

                                    /s/ Larry Polhill
                                    ------------------------------------------

                                    ------------------------------------------
                                    Address: 225 W. Hospitality Lane, Suite 201
                                    San Bernadino, California 9240


                                    SALERNO FOODS, L.L.C.

                                    By: /s/ Robert D. Long
                                        --------------------------------------

                                     Its Managing Member

                                    Address:  150 N. Wacker Drive
                                    Chicago, Illinois  60606


                                    U.S. BANCORP REPUBLIC COMMERCIAL
                                    FINANCE, INC. f.k.a. REPUBLIC ACCEPTANCE
                                    CORPORATION


                                    By:_______________________________________

                                     Its______________________________________

                                    Address: 2238 Central Avenue N.E.
                                    Minneapolis, Minnesota 55418

                                    LARRY POLHILL


                                    ------------------------------------------

                                    ------------------------------------------
                                    Address: 225 W. Hospitality Lane, Suite 201
                                    San Bernadino, California 9240


                                    SALERNO FOODS, L.L.C.

                                    By: /s/ Robert D. Long
                                        --------------------------------------

                                     Its Managing Member

                                    Address:  150 N. Wacker Drive
                                    Chicago, Illinois  60606


                                    U.S. BANCORP REPUBLIC COMMERCIAL
                                    FINANCE, INC. f.k.a. REPUBLIC ACCEPTANCE
                                    CORPORATION


                                    By: /s/ Barry Davis
                                        --------------------------------------

                                     Its   Relationship Manager

                                    Address: 2238 Central Avenue N.E.
                                    Minneapolis, Minnesota 55418


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